Short-term financings and long-term debt	3 Months Ended
Mar. 31, 2013
Debt Disclosure [Abstract]
Short-term financings and long-term debt
Short-term financings and long-term debt
Details of our short-term financings and long-term debt by facility as of March 31, 2013 based on contractual maturity (are as follows in thousands):

Lender	Description / Term	Total Facility	Outstanding as of March 31, 2013	Outstanding as of December 31, 2012	Interest Rate	Security
Short-term financings:
HSBC Bank	Working capital	$1,000	$966	839	ICICI Base + 4.0%	the Indian facility is supported by a $1.125 letter of credit issued under the main credit facility that we have with HSBC
Other		2	2	12
Long-term debt:
HSBC	Revolving Credit	49,000	46,822	27,328	LIBOR +2.25% to 2.75%	Primarily all assets of the Company
Other		20	20	14
Total debt:		50,022	$47,810	$28,193

Future principal repayments under all debt arrangements as of March 31, 2013 are as follows:

Amount
(in thousands)
2013	$968
2014	—
2015	46,842
Total	$47,810

Secured Borrowings and Collateralized Receivables
As of March 31, 2013 substantially all our assets including our accounts receivable were pledged as security against borrowings from HSBC. The weighted average effective interest rate for our outstanding debt was 4.1% as of March 31, 2013.
Revolving Credit Facility
In August 2012, we entered into a $50.0 million multi-currency senior revolving credit facility (the Facility) with HSBC, which expires on August 10, 2015. The face amount may be increased by an additional $50.0 million upon meeting certain requirements and obtaining additional commitments from the existing or new lenders. At the current time, we do not believe that an increase of the credit facility is likely in the near term. Borrowings under the Facility will bear interest at the LIBOR rate plus a spread ranging from 2.25% to 2.75% or an adjusted base rate plus a spread ranging from 1.25% to 1.75%. The spread is dependent upon our leverage ratio, as calculated according to the terms of the loan agreement. We are required to pay 0.50% per annum on the unused portion of the facility if utilization of the facility is greater than 50%, and 0.75% per annum if utilization is less than 50%.
The Facility contains a number of customary negative and affirmative covenants, including covenants that limit our ability to place liens on our assets, incur additional debt, make investments, enter into acquisitions, merge or consolidate, dispose of assets, pay dividends or make other restricted payments, all subject to certain exceptions. There are also several financial covenants that we are required to maintain, which includes a minimum fixed charge coverage ratio of 1.50 to 1.00, a maximum total leverage ratio of 2.50 to 1.00, a minimum liquidity ratio of 1.25 to 1.00, a minimum asset coverage ratio of 1.50 to 1.00, and a performance to plan test with respect to Consolidated Revenue and Consolidated Adjusted EBITDA. Our ability to use the Facility may be suspended and repayment of any outstanding balances may be required if we are unable to comply with these requirement in the future, or are otherwise unable to obtain waivers of any breach of these covenants or amendments to any of these covenants to enable us to meet them.
The Bank approved the amendment of the Facility allowing us to complete the divestment of assets to Starcapital described in Note 8 above, as well as to allow us to increase the permitted software capital expenditures during 2012. As of March 31, 2013, we did not meet our covenant with respect to the total leverage ratio and to date have not received a waiver from HSBC of this violation. We are in discussions with HSBC regarding the waiver and amendment of our 2013 covenants to levels that we believe we can satisfy for the remainder of 2013. At this point, we cannot predict when, or if, we will receive a waiver of the first quarter's violation or modification of the covenants for the balance of the year. HSBC currently has the right to accelerate our obligations under the credit facility and cause them to become immediately due and payable. As a result of our inability to meet the covenants at March 31, 2013, we have included the amount due to HSBC as current portion of long-term debt and short-term financing in the Condensed Consolidated Balance Sheets.
In connection with the execution of the Facility, we repaid the entire outstanding loan of €5.9 million (approximately $7.2 million) to Black Sea Trade and Development Bank during the third quarter of 2012. The total payment of $7.3 million consisted of the outstanding principal balance, accrued interest and fees. We borrowed $7.3 million from the Facility to repay this loan.